SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 23, 2003

Date of Report (Date of earliest event reported)

Accredited Home Lenders Holding Co.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	(Commission File Number)	04-3669482 (IRS Employer Identification No.)

15090 Avenue of Science, Suite 200 San Diego, CA (Address of principal executive offices)		92128 (Zip Code)

858-676-2100

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	October 23, 2003 Press Release by Accredited Home Lenders Holding Co.

Item 12.	Results of Operations and Financial Condition.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Accredited Home Lenders Holding Co. (the “Company”) whether before or after the date hereof, regardless of any general incorporation language in such filing.

On October 23, 2003, the Company issued a press release regarding the Company’s financial results for the fiscal quarter ended September 30, 2003. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Home Lenders Holding Co.

Date: October 24, 2003	By:	/s/ RAY W. MCKEWON

Ray W. McKewon Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	October 23, 2003 Press Release by Accredited Home Lenders Holding Co.